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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------


                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported)
                                  May 4, 1998



                           LITTLE SWITZERLAND, INC.
                   -----------------------------------------
              (Exact name of registrant as specified in charter)


        Delaware                         0-19369                   66-0476514
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(State or other jurisdiction     (Commission file number)       (IRS employer
    of incorporation)                                        identification no.)



         161-B Crown Bay Cruise Ship Port, St. Thomas, U.S.V.I. 00802
         ------------------------------------------------------------
              (Address of principal executive offices) (Zip code)



      Registrant's telephone number, including area code: (809) 776-2010
                                                          --------------

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Item 5 - Other Events
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       Little Switzerland, Inc. (the "Company") announced on May 4, 1998 that it had received correspondence from Destination Retail Holdings Corporation's ("DRHC") counsel indicating that DRHC's financing commitment letters from DLJ Bridge Finance, Inc. and Donaldson, Lufkin & Jenrette, Inc. (collectively,
"DLJ") had terminated on April 30, 1998 in accordance with their terms and that DLJ, at this particular time, did not intend to extend or renew the commitment letters. DRHC informed the Company that DHRC is continuing to work with DLJ to obtain the financing necessary to consummate the proposed merger between the Company and DRHC (the "Merger"). As previously announced, the Company will hold a Special Meeting of Stockholders on May 8, 1998 to consider and vote upon a proposal to approve the Merger.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits
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       (c)   Exhibits

       Exhibit 99.1 - Press Release of Little Switzerland, Inc., dated May 4,
                      1998.

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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    LITTLE SWITZERLAND, INC.



Date: May 5, 1998                   By: /s/ John E. Toler, Jr.
                                       ---------------------------------------
                                       John E. Toler, Jr.
                                       Chief Executive Officer

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                                 EXHIBIT INDEX

Exhibit No.     Description
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Exhibit 99.1 -  Press Release of Little Switzerland, Inc., dated May 4, 1998.